                                                                   EXHIBIT 10(d)

                                   FORM 11-K
                                 ANNUAL REPORT

                        PURSUANT TO SECTION 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    (MARK ONE:)
      [X]        ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
                 SECURITIES AND EXCHANGE ACT OF 1934 (FEE REQUIRED) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

      [ ] TRANSACTION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
                 FOR THE TRANSITION PERIOD FROM           TO

COMMISSION FILE NUMBER: 1-4014

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                                   FINA, INC.
               (FORMERLY NAMED AMERICAN PETROFINA, INCORPORATED)
                                   FINA PLAZA
                           8350 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS 75206

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                 FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                           DECEMBER 31, 1997 AND 1996

                   (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                          INDEPENDENT AUDITORS' REPORT



The Pension Committee
Amdel Inc. Employee Investment Plan:


We have audited the accompanying statements of net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1997 and 1996 and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1997 and 1996, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of reportable transactions is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets available for plan benefits and the statements of changes in net assets available for plan benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and changes in net assets for plan benefits of each fund. The supplemental schedule and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.




                                       KPMG Peat Marwick LLP



Dallas, Texas
April 17, 1998

                       AMDEL INC. EMPLOYEE INVESTMENT PLAN
   STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                           DECEMBER 31, 1997 AND 1996

                                                                                              Fund Information
                                                                         ---------------------------------------------------------
                                                                          FINA, Inc.      U.S.       TBC Inc. Pooled
                                                                           common       treasury     Employee Daily      Company
                                                             Total          stock      obligations   Liquidity Fund    forfeitures
                                                          -----------    -----------   -----------   ---------------   -----------
DECEMBER 31, 1997:
-----------------
    Investments, at fair value:
       FINA, Inc., Class A common stock                   $        --    $        --   $        --   $            --   $        --
       TBC Inc. Pooled Employee Daily Liquidity Fund               --             --            --                --            --
    Cash                                                           --             --            --                --            --
    Interest receivable                                            --             --            --                --            --
    Contributions receivable from employees                        --             --            --                --            --
    Contributions receivable from employing companies              --             --            --                --            --
    Securities sold receivables                                    --             --            --                --            --
                                                          -----------    -----------   -----------   ---------------   -----------
                    Plan assets                                    --             --            --                --            --
    Forfeitures available for future use                           --             --            --                --            --
                                                          -----------    -----------   -----------   ---------------   -----------
             Net assets available for plan benefits       $        --    $        --   $        --   $            --   $        --
                                                          ===========    ===========   ===========   ===============   ===========

DECEMBER 31, 1996:
-----------------
    Investments, at fair value:
       FINA, Inc., Class A common stock (11,853 shares;
          cost of $504,862)                               $   571,908    $   571,908   $        --   $            --   $        --
       TBC Inc. Pooled Employee Daily Liquidity Fund
          (1,638,068 shares; cost of $1,638,068)            1,638,068             --            --         1,638,068            --
    Cash                                                       68,794         64,157            92                --         4,545
    Interest receivable                                         7,841            239            82             7,499            21
    Contributions receivable from employees                    54,423         13,504         3,223            37,696            --
    Contributions receivable from employing companies          41,575          9,387         2,504            29,684            --
    Securities sold receivables                               450,715        203,199       247,516                --            --
                                                          -----------    -----------   -----------   ---------------   -----------
                    Plan assets                             2,833,324        862,394       253,417         1,712,947         4,566
    Forfeitures available for future use                       (4,566)            --            --                --        (4,566)
                                                          -----------    -----------   -----------   ---------------   -----------
             Net assets available for plan benefits       $ 2,828,758    $   862,394   $   253,417   $     1,712,947   $        --
                                                          ===========    ===========   ===========   ===============   ===========

See accompanying notes to financial statements.

                       AMDEL INC. EMPLOYEE INVESTMENT PLAN
                  STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE
                    FOR PLAN BENEFITS, WITH FUND INFORMATION
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                              Fund Information
                                                                         ---------------------------------------------------------
                                                                          FINA, Inc.      U.S.       TBC Inc. Pooled
                                                                           Common       Treasury     Employee Daily      Company
                                                             Total          Stock      Obligations   Liquidity Fund    Forfeitures
                                                          -----------    -----------   -----------   ---------------   -----------
YEAR ENDED DECEMBER 31, 1997:
----------------------------
    Contributions                                         $        --    $        --    $        --  $            --   $        --

    Investment income (expense):
        Dividends                                               1,005             --          1,005               --            --
        Interest                                               13,697          1,635          1,569           10,493            --
        Other expense                                         (14,706)        (1,639)        (2,574)         (10,493)           --
        Net appreciation in fair values of investments         16,812         16,812             --               --            --
                                                          -----------    -----------    -----------    -------------    ----------
                                                               16,808         16,808             --               --            --
                                                          -----------    -----------    -----------    -------------    ----------
    Withdrawals:
        In cash and in kind                                 1,884,803        646,603        133,666        1,104,534            --
        Transfer to other plans                               960,763        232,599        119,751          608,413            --
                                                          -----------    -----------    -----------    -------------    ----------
                                                            2,845,566        879,202        253,417        1,712,947            --
                                                          -----------    -----------    -----------    -------------    ----------

              Net decrease in net assets available
                   for plan benefits                       (2,828,758)      (862,394)      (253,417)      (1,712,947)           --
    Net assets available for plan benefits:
        Beginning of year                                   2,828,758        862,394        253,417        1,712,947            --
                                                          -----------    -----------    -----------    -------------    ----------
        End of year                                       $        --    $        --    $        --    $          --    $       --
                                                          ===========    ===========    ===========    =============    ==========

See accompanying notes to financial statements.

                                                                       Continued

                       AMDEL INC. EMPLOYEE INVESTMENT PLAN
                  STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE
             FOR PLAN BENEFITS, WITH FUND INFORMATION - (CONTINUED)


                                                                                              Fund Information
                                                                         ---------------------------------------------------------
                                                                          FINA, Inc.      U.S.
                                                                           Common       Treasury     TBC Inc. Pooled    Company
                                                             Total          Stock      Obligations    Employee Fund    Forfeitures
                                                          -----------    -----------   -----------   ---------------   -----------
YEAR ENDED DECEMBER 31, 1996:
----------------------------
    Allotments and contributions:
        Basic allotments by employees                     $   516,548    $   108,545    $    31,003  $      377,000    $        --
        Additional allotments by employees                    159,776         47,575          6,947         105,254             --
        Contributions by employing companies                  516,546        110,053         29,958         376,535             --
                                                          -----------    -----------    -----------  --------------    -----------
                                                            1,192,870        266,173         67,908         858,788             --
                                                          -----------    -----------    -----------  --------------    -----------
    Investment income (expense):
        Dividends                                              50,913         39,420         11,493              --             --
        Interest                                               83,754          1,488            249          82,017             --
        Other expense                                         (20,628)        (6,580)        (1,800)        (12,248)            --
        Net depreciation in fair values of investments        (45,328)       (40,199)        (5,129)             --             --
                                                          -----------    -----------    -----------  --------------    -----------
                                                               68,711         (5,871)         4,814          69,768             --
                                                          -----------    -----------    ------------ --------------    -----------

    Withdrawals in cash and in kind                         1,378,412        210,663         85,942       1,081,807             --
    Transfers among funds                                          --        126,043          3,822        (129,865)            --
                                                          -----------    -----------    -----------  --------------    -----------
                                                            1,378,412        336,706         89,764         951,942             --
                                                          -----------    -----------    -----------  --------------    -----------
           Net increase (decrease) in net assets
                available for plan benefits                  (116,831)       175,682         (9,399)       (283,115)            --
    Net assets available for plan benefits:
        Beginning of year                                   2,945,588        686,711        262,815       1,996,062             --
                                                          -----------    -----------    -----------  --------------    -----------
        End of year                                       $ 2,828,758    $   862,394    $   253,417  $    1,712,947    $        --
                                                          ===========    ===========    ===========  ==============    ===========


See accompanying notes to financial statements.

                       AMDEL INC. EMPLOYEE INVESTMENT PLAN

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996


(1)      GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)      GENERAL

         The Amdel Inc. Employee Investment Plan (the Plan) operated for the benefit of certain employees of American Petrofina Pipe Line Co. and certain employees of Fina Oil and Chemical Company (FOCC), both of which are wholly-owned subsidiaries of FINA, Inc. and are hereafter referred to as "employing companies."

         The Plan was a defined contribution plan covering certain full-time employees of the employing companies who have completed six months of service. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The following description of the Plan reflects all Plan amendments and is provided for general purposes only. Participants should refer to the Plan document for more complete information.

         The Plan was administered by the Pension Committee appointed by and acting on behalf of the Board of Directors of FOCC. Pursuant to the Plan's trust agreement, an independent trustee (Trustee) maintained custody of the Plan's assets. The Mellon Trust Company served as the independent trustee.

         In September 1996, FOCC terminated the Plan effective December 31, 1996. Each participant in the Plan as of the termination date became fully vested, and were allowed to withdraw a portion or all of their account balance or to rollover a portion or all of their account balance to the FINA Capital Accumulation Plan. All net assets of the Plan were distributed in October 1997.

(b)      BASIS OF PRESENTATION

         The accompanying financial statements of the Plan have been prepared on an accrual basis. Security transactions are recorded on a trade date basis. In 1996, in accordance with generally accepted accounting principles, the Plan changed its basis of accounting used to determine the amount at which net assets are stated from the ongoing bases to the liquidation basis with no material change in value as a result of the termination of the plan discussed above.

(c)      EXPENSES RELATING TO INVESTMENT SECURITIES

         Expenses relating to the purchase or sale of investment securities are added to the cost or deducted from the proceeds, respectively.

(d)      EXPENSES OF ADMINISTERING THE PLAN

         All external costs and expenses incurred in administering the Plan, including the fees and expense of the Trustee, the fee of its counsel and other administrative expenses, are the responsibility of the Plan's participants.

(e)      CONTRIBUTIONS

         Participants could elect to contribute up to 10% of their basic compensation to the Plan. The employing company contributed an amount equal to the lesser of the amount contributed by the participant or 5% of the participant's basic compensation. Employing company contributions are reduced by participants' forfeitures.

                       AMDEL INC. EMPLOYEE INVESTMENT PLAN

(f)      INVESTMENT PROGRAM AND VESTING

         The Trustee of the Plan by law retains responsibility for the investments of the Plan. Consistent with the fiduciary standards of ERISA, safeguards are adhered to in protecting the interests of Plan participants and their beneficiaries.

         A participant could direct the proportions of his or her allotments, employer contributions, and any earnings received by the Trustee for his or her account into a money market fund, government securities fund, or the Class A common stock of FINA, Inc. In the absence of direction, all amounts were held in cash without interest.

         A description of such rights and provisions and an explanation of the treatment of forfeitures and other matters are contained in the Plan document.

         Participation in each investment option at December 31, 1997 and 1996 is presented below. The sum of participation by investment option is greater than the total number of Plan participants because participation is allowed in more than one option.

         A summary of participants by investment options follows:

                                                               1997        1996
                                                               ----        ----
FINA, Inc. Class A common stock . . . . . . . . . . .            0           78
Government securities fund  . . . . . . . . . . . . .            0           27
Money market fund . . . . . . . . . . . . . . . . . .            0          213

(g)      WITHDRAWALS

         A participant could withdraw securities and cash attributable to his or her allotments at any time. Withdrawal of any part of the amounts attributable to the employing companies' contributions, except on retirement under the Amdel Inc. Noncontributory Retirement Plan, death or disability, is contingent upon completion of five years of service. Any amounts not eligible for withdrawal due to employee termination are forfeited and applied to reduce subsequent employing companies' contributions. In certain circumstances, amounts forfeited may be restored to terminated employees who are subsequently re-employed provided they repay the amount previously withdrawn or distributed.

         Withdrawals in cash and in kind in the accompanying financial statements represent the fair value of the assets at date of distribution.

(h)      FORM 5500 RECONCILIATION

         The withdrawals reported in the Plan's Form 5500 are different from the corresponding amount reported in the accompanying financial statements by $2,396,605 for the year ended December 31, 1997. This difference relates to the classification of withdrawals currently payable to participants as of December 31, 1996.

(i)      USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of changes in net assets during the reporting period. Actual results could differ from those estimates.

                       AMDEL INC. EMPLOYEE INVESTMENT PLAN

(2)      FEDERAL INCOME TAXES

         The Plan has obtained from the Internal Revenue Service a determination letter dated August 18, 1995 indicating that the Plan qualifies under the provisions of Section 401(a) of the Internal Revenue Code and, accordingly, is exempt from Federal income taxes under Section 501(a). The United States Federal income tax status of the participants with respect to their contributions to the Plan is described in information submitted to the participants and subject to certain limitations.

                       AMDEL INC. EMPLOYEE INVESTMENT PLAN
               ITEM 27(d) --- SCHEDULE OF REPORTABLE TRANSACTIONS
                          YEAR ENDED DECEMBER 31, 1997
                                                                      SCHEDULE 2

                                                                                                         Current Value
                                         Number                                                           of Asset on
                                           of       Purchase    Selling    Lease   Expenses    Cost of    Transaction     Net
    Description of Asset              Transactions   Price       Price     Rental  Incurred     Asset        Date        (Loss)
   ----------------------             ------------  --------  ----------  -------  --------  ----------  -------------  -------
PURCHASES:
   FINA, Inc. Class A common stock *        1       $ 24,346  $       --  $    --  $    --   $   24,346  $      24,346  $    --

   TBC Inc. Pooled Employee Daily
      Liquidity Fund *                     14       $711,144  $       --  $    --  $    --   $  711,144  $     711,144  $    --

SALES:
   FINA, Inc. Class A common stock *        1       $     --  $  145,922  $    --  $    --   $   99,414  $     145,922  $46,508

   TBC Inc. Pooled Employee Daily
      Liquidity Fund *                     12       $     --  $2,413,459  $    --  $    --   $2,413,459  $   2,413,459  $    --



See accompanying independent auditors' report.

* Party-in-interest